                                                                    EXHIBIT 21.1

                              BJ SERVICES COMPANY
                                  SUBSIDIARIES

                                                                    Percentage Owned
                                                                           By
                                                                   ------------------
Name of Entity/Jurisdiction of Organization                        Company Subsidiary
-------------------------------------------                        ------- ----------
BJ SERVICES COMPANY (Delaware)
 BJ Services Company Middle East (Delaware).......................   100%
  Gulf Well Services Company (Kuwait) (JV) .......................             40%
 BJ Services Company, U.S.A. (Delaware) ..........................   100%
  BJ Process and Pipeline Services Company (Texas)................            100%
  BJ-Rotary Petroleum Ltd. KFT (Hungary) (JV).....................             64%
  BJ Services, L.L.C. (Delaware)..................................            100%
  BJ Services II, L.L.C. (Delaware)...............................            100%
  BJ Services Operating & Maintenance Company, L.L.C. (Delaware)..            100%
  BJ Services Operating & Maintenance Company II, L.L.C. (Dela-
   ware)..........................................................            100%
  CFC Holdings Inc. (Delaware)....................................            100%
  CFC Partner L.L.C. (Delaware)...................................            100%
   American Fracmaster L.P. (Texas)...............................            100%
  Fracmaster U.S.A. Inc. (Delaware)...............................            100%
  Western Oceanic, Inc. (Delaware)................................            100%
   Western Oceanic International, Inc. (Panama)...................            100%
  Western Petroleum Services International Company (Delaware).....            100%
   P.T. Western Petroleum Servindo (Indonesia)....................            100%
BJ Service International, Inc. (Delaware).........................   100%
 BJ International Holdings Company (Delaware).....................            100%
   Rosaville Holdings Limited (Gibraltar).........................            100%
    BJ Services Company Sarl (Luxembourg).........................            100%
     BJ-Hughes C.I., Ltd. (Cayman Islands) (Inactive).............            100%
      BJ Services Company Canada (Nova Scotia)....................            100%
       Biarritz Overseas Limited (Cyprus).........................            100%
        ZAO BJ Services (Siberia).................................            100%
       BJ Services Company (Vietnam) Ltd. (Vietnam)...............            100%
       NMS Oilfield Limited (Cyprus)..............................            100%
       Nowsco International Limited (Barbados)....................            100%
       Nowsco Well Service Company Limited (Barbados).............            100%
       Nowsco Well Service (Cyprus) Limited (Cyprus)..............            100%
        BJNeft (Cyprus) Limited (Cyprus)..........................            100%
         Canadian Fracmaster Offshore (Cyprus) Ltd................            100%
          Strezhevoy Services JE (Russia).........................             50%
          Verinder Holdings Limited (Cyprus)......................            100%
          ZAO Vasyugan Services (Russia)..........................             50%
         Chemfrac Trading Limited (Cyprus)........................            100%
         Fracmaster Consultants Limited (Cyprus)..................            100%
         BJ Holdings (Russia) Limited (Cyprus)....................            100%
          ZAO Samotlor Fracmaster Services (Russia)...............            100%
          ZAO FracNeftGaz (Russia)................................             50%
         Nowsco Fracmaster Technical Services Limited (Cyprus)....            100%
         Poseidon Treasury Services (Cyprus)......................            100%
         Samotlor Holdings Limited (Cyprus).......................            100%
         UFM Holdings Limited (Cyprus)............................            100%

                                                                    Percentage Owned
                                                                           By
                                                                   ------------------
Name of Entity/Jurisdiction of Organization                        Company Subsidiary
-------------------------------------------                        ------- ----------
          Tomsk Holdings Limited (Cyprus).........................            100%
          ZAO Uganskfracmaster (Russia)...........................             50%
         ZAO FracmasterNeft (Russia)..............................            100%
        BJ Petroleum Services International Limited (Cyprus)......            100%
         BJ Petroleum Services (China) Limited (Cyprus)...........            100%
        Nowsco Well Service (Vostok) Limited (Russia).............            100%
       Nowsco Well Service (Ireland) Limited (Ireland)............            100%
       P.T. Nowsco Well Service (Indonesia) ......................            100%
   BJ Services International Sarl (Luxembourg)....................            100%
    BJ Process & Pipeline Services Pte. Ltd. (Singapore)..........            100%
    BJ Service International (Thailand) Ltd. (Thailand)...........            100%
    BJ Service International GmbH (Germany).......................            100%
    BJ Services C.I., Ltd. (Cayman Islands).......................            100%
    BJ Services Company B.V. (Netherlands)........................            100%
     BJ Services AS (Norway)......................................            100%
     BJ Services Company GmbH (Germany)...........................            100%
     BJ Services Company Italia S.r.L. (Italy)....................            100%
     BJ Services International B.V. (Netherlands).................            100%
     Nowsco (Neth) Group B.V. (Netherlands).......................            100%
      BJ Tubular Services B.V. (Netherlands)......................            100%
      Nowsco (UAE) LLC (liquidation pending)......................            100%
    BJ Services Company Limited (Scotland)........................            100%
     BJ Petroleum Services Limited (UK)...........................            100%
     BJ Process & Pipeline Services Limited (UK)..................            100%
     BJ Process & Pipeline Services AS (Norway)...................            100%
     BJ Services Company Africa Limited (Scotland)................            100%
     BJ Services Company (Australia) Pty. Ltd. (Australia)........            100%
      BJ Process & Pipeline Services (Australia) Pty. Ltd.
       (Australia)................................................            100%
       Challenge Pipeline Services Pty. Ltd. (Australia)..........            100%
     BJ Services Company Middle East Limited (Scotland)...........            100%
     BJ Services Company (UK) Limited (Scotland)..................            100%
     BJ Services (GB) Limited (Scotland)..........................            100%
     BJ Services International Ltd. (UK)..........................            100%
       McKenna & Sullivan Limited (UK) (liquidation pending)......            100%
       Nowsco Well Service International Limited (Bermuda)........            100%
     BJ Tubular Services Limited (Scotland).......................            100%
       BJ Tubular Services A/S (Denmark)..........................            100%
    Colony Drilling Company Limited (Scotland)....................            100%
   BJ Services Company (Singapore) Pte. Ltd. (Singapore)..........            100%
    ASPAC Region Ltd. (Singapore).................................            100%
       Nowsco-BJ Services Company (b) SDN BHD (Brunei) (JV).......             60%
       Sarku Nowsco Well Services SDN BHD (Malaysia) .............            100%
    BJ Services Company (Hong Kong) Limited (Hong Kong)...........            100%
    BJ Services Company (Mauritius) Ltd. (Mauritius)..............            100%
    Oilfield Chemicals Trading Limited (British Virgin Islands)...            100%
   BJ Services Do Brasil Ltda. (Brazil)...........................            100%
    SEBEP Quimica Industria e Comercio Ltda. (Brazil).............            100%
    SEBEX Oil Well Service, S.A. (Brazil).........................            100%
   Hughes Services Eastern Hemisphere S.A.R.L. (France)
    (Inactive)....................................................            100%
   Nowsco Norge AS (Norway).......................................            100%

                                                                 Percentage Owned
                                                                        By
                                                                ------------------
Name of Entity/Jurisdiction of Organization                     Company Subsidiary
-------------------------------------------                     ------- ----------
  BJ Oilwell Services (M) Sdn. Bhd. (Malaysia) (JV)............             65%
  BJ Service Arabia Ltd. (Saudi Arabia) (JV)...................             70%
  BJ Services Company Mexicana S.A. de C.V. (Mexico)...........            100%
  BJ Services Company (Nigeria) Limited (Nigeria)..............             60%
  BJ Services Company, S.A. (Panama)...........................            100%
  BJ Services Company (Sakhalin) Limited (Russia)..............            100%
  BJ Services de Venzuela, C.A. (Venezuela)....................            100%
   BJ Services de Venezuela III, C.A. (Venezuela)..............            100%
  BJ Services International, S.A. (Panama).....................            100%
   BJ Pumping Services Company S.A. (Panama) (JV)..............             65%
   Compania de Servicios Petroleros BJ Boliviana S.A.
    (Bolivia)..................................................            100%
   International Chemical Specialities FZE (Jebel Ali).........            100%
  BJ Servicios International S.A. de C.V. (Mexico).............            100%
  BJ Services S.A. (Argentina).................................            100%
   Nowsco Americas S.A. (Argentina)............................            100%
  Nowsco Well Service SRL (Italy) (being liquidated)...........            100%
  P.T. BJ Services Indonesia (Indonesia).......................             75%
  Societe Algerienne de Puits Producteurs d'Hydrocarbures
   (BJSP) (Algeria)............................................             49%